ADA-ES, INC.
                              8100 SOUTHPARK WAY B
                               LITTLETON, COLORADO
                            Telephone: (303) 734-1727
                               Fax: (303) 734-0330


April 14, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

     Re: ADA-ES, Inc.; Proxy Materials

Gentlemen and Ladies:

     On behalf of ADA-ES, Inc. (the Company), we file with you herewith pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, the proxy material which the Company is mailing in definitive form on or about April 14, 2005, to its shareholders in connection with the solicitation of proxies for a May 12, 2005 annual meeting of shareholders.

     In connection with the foregoing, we deliver to you the following:

     1. A copy of the Notice of an Annual Meeting of Shareholders and Proxy Statement (the Notice), including the cover page required by Rule 14a-6(m); and

     2. A form of Proxy.

     The Company will take appropriate action to comply with the broker, bank and nominee notification requirements set forth by Rule 14a-13 regarding the forwarding of definitive proxy and other soliciting materials. The shares of Common Stock issuable pursuant to the ADA-ES, Inc. 2004 Stock Compensation Plan #2 were registered with the U.S. Securities and Exchange on Form S-8 filed December 14, 2004, File No. 333-121234. Upon shareholder approval we plan to file an S-8 registering the shares underlying the 2005 Directors' Compensation Plan. Both Plans are attached as appendicies to the proxy materials being filed electronically with the Commission.


                                                Very truly yours,
                                                ADA-ES, Inc.


                                                /s/ Mark H. McKinnies
                                                ---------------------
                                                Mark H. McKinnies
                                                Secretary

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Sec. 240.14a-12

ADA-ES, INC.
................................................................................
(Name of Registrant as Specified In Its Charter)

N/A
................................................................................
(Name of Persons(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ..........................................................................

     2)   Aggregate number of securities to which transaction applies:

     ..........................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ..........................................................................

     4)   Proposed maximum aggregate value of transaction:

     ..........................................................................

     5)   Total fee paid:

     ..........................................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ..........................................................................

     2)   Form, Schedule or Registration Statement No.:
     ..........................................................................

     3)   Filing Party:
     ..........................................................................

     4)   Date Filed:
     ..........................................................................

                                  ADA-ES, INC.

                              8100 SouthPark Way, B
                               Littleton, CO 80120
                                 (303) 734-1727

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 2005

To Our Shareholders:

An Annual Meeting (the "Meeting") of Shareholders of ADA-ES, Inc. ("ADA-ES" or the "Company"), a Colorado corporation, will be held at 9:00 a.m. (local time) on May 12, 2005 at the offices of the Company located at 8100 SouthPark Way, Unit B, Littleton, Colorado, for the following purposes:

     1.   To approve the ADA-ES 2004 Stock Compensation Plan #2;

     2.   To approve the ADA-ES 2005 Directors' Compensation Plan;

     3.   To elect nine (9) directors of the Company; and

     4. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on April 11, 2005 are entitled to notice of and to vote at the Meeting.

The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

Please call on our toll-free number (800-822-8617) if you require directions or have other questions concerning the Meeting.


                              By Order of the Board of Directors


                              /s/ Mark H. McKinnies
                              ---------------------
                              Mark H. McKinnies
                              Secretary

April 14, 2005

                                 PROXY STATEMENT

                                  ADA-ES, INC.
                           8100 SouthPark Way, Unit B
                               Littleton, CO 80120
                            Telephone: (303) 734-1727

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 2005

This Proxy Statement is furnished to the shareholders of ADA-ES, Inc. (the "Company"), a Colorado corporation, in connection with the solicitation of proxies by the Company's Management and Board of Directors (collectively, the "Board"), to be voted at the ANNUAL MEETING OF SHAREHOLDRS (the "Meeting") of the Company to be held on Wednesday, May 12, 2005, at the offices of the Company at 8100 SouthPark Way, Unit B, Littleton, Colorado. The Company anticipates that this Proxy Statement and accompanying form of proxy will be first mailed or given to Shareholders of the Company on our about April 14, 2005. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon, and if no instructions are given then in the discretion of the proxy holder.

                         VOTING RIGHTS AND VOTE REQUIRED

The Board of Directors of the Company has fixed the close of business on April 11, 2005 as the record date for determination of Shareholders entitled to notice of and to vote at the Meeting. As of April 11, 2005 there were 4,834,887 shares of the Company's common stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters, which may come before the meeting. The Company has no class of voting securities other than Common Stock. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. If a quorum exists, actions or matters other than the election of the Board of Directors are approved if the votes cast in favor of the action exceed the votes cast opposing the action unless a greater number is required by the Colorado Business Corporations Act or the Company's Articles of Incorporation. Abstentions will be treated as abstentions and not as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, (1) the affirmative votes cast must exceed the opposing votes cast to approve (a) the ADA-ES 2004 Stock Compensation Plan #2 , and (b) the ADA-ES 2005 Directors' Compensation Plan, and (2) the nine nominees receiving the highest number of votes cast will be elected as Directors.

Unless specified otherwise, each proxy submitted will be voted FOR the proposal to approve the ADA-ES 2004 Stock Compensation Plan #2, and the ADA-ES 2005 Directors' Compensation Plan, and FOR the persons nominated by Management for directors of the Company, being Ramon E. Bisque, Duane N. Bloom, Michael D. Durham, John W. Eaves, Ronald B. Johnson, Robert H. Lowdermilk, Mark H. McKinnies, Rollie J. Peterson, and Jeffrey C. Smith.

Management knows of no other matter or motion to be presented at the Meeting. If any other matter or motion should be presented at the Meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the Meeting.

Any shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o Mark H. McKinnies, Secretary) 8100 SouthPark Way Unit B, Littleton, Colorado, 80120, by submitting a new proxy executed at a later date, or by requesting, in person, at the Meeting that the proxy be returned.

The Company will pay solicitation expenses. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

         PROPOSAL TO APPROVE THE ADA-ES 2004 STOCK COMPENSATION PLAN #2

The Company's 2004 Stock Compensation Plan #2 (the "2004 Plan") was adopted by the Board on November 4, 2004 and authorized the issuance of shares of Common Stock and/or the grant of options to purchase shares of the Company's Common Stock to our non-management directors, executive officers and certain employees and consultants. Pursuant to NASDAQ Marketplace Rule 4350 the grant of shares and options to our non-management directors, which occurred subsequent to our NASDAQ listing on October 14, 2004, requires shareholder approval, and therefore, we are seeking shareholder approval of the 2004 Plan. Regardless of whether the shareholders approve the 2004 Plan or not, the grant of options pursuant to the 2004 Plan to our executive officers and certain employees and consultants will not be effected.

The purpose of the 2004 Plan is to compensate executive officers, certain employees and consultants, and non-management directors of the Company by awarding shares and options to purchase shares for services they have and will render during calendar 2004 and in later years. The 2004 Plan provides for (1) the award of stock of 603 shares per individual non-management director or 4,221 shares in total, and the grant of options of 5,000 per individual non-management director or 35,000 in total, (2) the grant of options for a total of 200,000 shares to executive officers of the Company, and (3) the grant of options for a total of 80,995 shares to certain employees and consultants of the Company. As noted above, the equity awards and grants to the non-management directors were made subject to shareholder approval of the 2004 Plan. Options granted under the 2004 Plan to non-management directors may not be exercised, and shares awarded to non-management directors may not be issued until such shareholder approval has been obtained, and such options and awards will be null and void if such shareholder approval is not obtained. The aggregate number of shares of Common Stock reserved for issuance to non-management directors under the 2004 Plan totals 39,221 shares (4,221 in the form of stock awards and 35,000 in the form of options). The grant of options to executive officers, employees and consultants totaling 280,995 shares pursuant to the 2004 Plan did not require shareholder approval of the 2004 Plan.

The stock awards and vested portion of the stock option grants to non-management directors are intended to be a portion of compensation for services performed from October 2004 through September 2005. The option exercise price of $13.60 per share for the stock options granted on November 4, 2004 was the market price on the date of the grant. The market price of the Common Stock as of April 1, 2005 was approximately $ 24.00 per share. The options are exercisable over a period of five years and will vest over a three-year period, one-third each year for continued service on the Board. If such service is terminated, the non-vested portion of the option will be forfeited. The 35,000 shares of Common Stock underlying the options granted and 4,221 shares approved for issuance pursuant to the Board action of November 4, 2004 were registered with the U.S. Securities and Exchange on Form S-8 filed December 14, 2004, File No. 333-121234.

The 2004 Plan is contained in a document entitled "ADA-ES, Inc. 2004 Stock Compensation Plan #2." The continuation of the 2004 Plan is not assumed as a contractual obligation of the Company, and the right is reserved to the Company, by action of its Board of Directors, to discontinue the 2004 Plan at any time. If the 2004 Plan is discontinued, no additional Awards may be made under the 2004 Plan after the date of discontinuance, but the 2004 Plan will continue to be operated in accordance with its terms, as they may be amended, with respect to any Awards made prior to the date of discontinuance. Nevertheless, options granted and shares awarded under the Plan to non-management directors will be null and void if shareholder approval is not obtained.

The Company, by action of its Board of Directors, has the right at any time, whether before or after discontinuance of the 2004 Plan, to amend all or any of the provisions of the 2004 Plan in any manner. Any such amendment may prohibit or postpone the issuance of any shares of Common Stock even though such shares may have become issuable after the effective date of the amendment pursuant to any Award granted before the effective date of the amendment. The 2004 Plan is administered by the Board of Directors.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and therefore is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The Board recommends that Shareholders vote FOR approval of the ADA-ES 2004 Stock Compensation Plan #2. Assuming a quorum is present at the Meeting, the affirmative votes cast must exceed the opposing votes cast for the approval of the ADA-ES 2004 Stock Compensation Plan #2.

THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE APPROVAL OF THE ADA-ES 2004 STOCK COMPENSATION PLAN #2 UNLESS A CONTRARY DIRECTION IS INDICATED.

        PROPOSAL TO APPROVE THE ADA-ES 2005 DIRECTORS' COMPENSATION PLAN

The Company's 2005 Directors' Compensation Plan (the "2005 Plan") was adopted by the Board on March 17, 2005 and authorized the issuance of shares of Common Stock and the grant of options to purchase shares of the Company's Common Stock to non-management directors, all subject to shareholder approval.

The purpose of the 2005 Plan is to advance the interests of the Company by providing eligible non-management directors an opportunity to acquire or increase an equity interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to continue to service the Company. The 2005 Plan provides a portion of the annual compensation to non-management directors of the Company in the form of awards of shares of Common Stock and vesting of options to purchase Common Stock of the Company for services performed for the Company. Under the 2005 Plan, the award of stock is limited to not more than 1,000 shares per individual per year, and the grant of options is limited to 5,000 per individual in total. The 2005 Plan is subject to shareholder approval. Options granted under the 2005 Plan may not be exercised, and shares awarded may not be issued until such shareholder approval has been obtained, and such options and awards will be null and void if such shareholder approval is not obtained. The aggregate number of shares of Common Stock reserved for issuance under the 2005 Plan totals 90,000 shares (50,000 in the form of stock awards and 40,000 in the form of options), and it is the Company's expectation that such reserved shares will provide an adequate amount to provide for the anticipated equity compensation portion of non-management director compensation through 2014.

On March 17, 2005 the Board approved the future issuance of an additional 50,000 shares of Common Stock and options to purchase an additional 40,000 shares to non-management directors, all under the 2005 Plan. The exercise price shall be the market price on the date of grant, the shares of Stock underlying the Option will vest for exercise at a rate of no more than 1,667 shares per annual period per individual, and any unvested shares of Stock that are outstanding at the date the individual is no longer is a Director will be forfeited. Shares may be issued and options may be granted under the Plan only to non-management directors of the Company or its subsidiaries. There are currently 7 persons who are eligible for participation in the Plan.

The Plan is contained in a document entitled "ADA-ES, Inc. 2005 Directors' Compensation Plan." The Plan, if not terminated earlier by the Board, will terminate ten years after the date of its adoption. It may be amended, modified or terminated at any time if and when it is advisable in the absolute discretion of the Board, although certain amendments are subject to approval of regulatory bodies and the Company's shareholders. No such amendment may adversely affect any options previously granted under the Plan without the consent of the recipient(s). Nevertheless, options granted and shares awarded under the Plan will be null and void if shareholder approval is not obtained. The Plan is administered by a committee appointed by the Board, which currently consists of all Board members.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and therefore is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The Board recommends that Shareholders vote FOR approval of the ADA-ES 2005 Directors' Compensation Plan. Assuming a quorum is present at the Meeting, the affirmative votes cast must exceed the opposing votes cast for the approval of the ADA-ES 2005 Directors' Compensation Plan

THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE APPROVAL OF THE ADA-ES 2005 DIRECTORS' COMPENSATION PLAN UNLESS A CONTRARY DIRECTION IS INDICATED.

                  Tax Considerations with Respect to the Plans
                  --------------------------------------------

Shares of Common Stock Issued for Services
------------------------------------------
There are immediate tax consequences of the issuance of shares for services performed for the Company. The fair value of the shares received is taxable as ordinary income to the recipients and the Company receives a deduction for compensation expense of a like amount. Shares to be issued to non-management directors are subject to shareholder approval and such grants will be rescinded in the event such approval is not obtained.

ISO Grants
----------
Certain options granted to employees under the 2004 Plan are intended to qualify as incentive stock options under the Company's existing 2003 Stock Option Plan. For such options, the employee does not recognize ordinary income at option grant or exercise (although the spread between the option price and the option stock's fair market value at the time of exercise constitutes an item of adjustment for alternative minimum tax purposes), and the Company cannot deduct the related compensation expense. The employee is taxed only upon disposition of the option stock. A qualifying disposition occurs when an employee disposes of incentive stock option stock after completion of the holding period (after two years of the employee's receipt of the option or after one year of his receipt of the stock); other dispositions are generally disqualifying dispositions. The gain is all capital gain for a qualifying disposition. For a disqualifying disposition, the employee may recognize ordinary income as well as capital gain. If stock acquired under an incentive stock option is used to acquire stock in connection with the exercise of an incentive stock option and the transferred stock has not met the minimum holding period requirements, ordinary income may be recognized. For a disqualifying dispositions, the Company will receive a tax deduction for additional compensation to the extent the exercise price is lower, if at all, than the market price at the date of exercise.

Non-Qualified Stock Options (NQSO)
----------------------------------
Certain options granted to executive officers and options granted to non-management directors, which are subject to shareholder approval, are intended to be NQSOs. A individual receiving a NQSO realizes no income upon its receipt, because the exercise price at the date of grant was equal to the fair market value at that date. Instead, the recipient may be taxed upon both the exercise and disposition of the stock acquired pursuant to a NQSO. Options granted under the Plan to non-management directors may not, in any case, be exercised until shareholder approval has been obtained and such options will be null and void if such shareholder approval is not obtained. The Company will receive a tax deduction for additional compensation to the extent the exercise price is lower, if at all, than the market price at the date of exercise.

     1.   Tax Implications Upon NQSO Exercise

     A recipient is required to pay ordinary income tax on the difference, or "spread," between the grant price and the stock's market value when he purchases ("exercise") the shares. A loss may not be recognized if the grant price is greater than the exercise price. The greater of the grant price or the market value at the exercise date (the amount used for calculating the amount of ordinary income to be taxed, if any) becomes the tax basis of the stock for calculating future gains and losses upon disposition or transfer of the stock.

     2.   Tax Implications Upon Disposition of the NQSO Shares

     A disposition of NQSO stock generally refers to any sale, exchange, gift or transfer of legal title of stock, including a transfer from a decedent who held NQSO stock to an estate, a transfer by a bequest or inheritance, or any transfer of NQSO stock between spouses or incident to a divorce. Any subsequent appreciation or decline in the stock is taxed at capital gains/loss rates when the stock is disposed of. If the NQSO stock is held for more than a year, the long-term capital gain/loss rate will apply. If the NQSO stock is held for one year or less, any gain or loss is short-term and generally taxed as ordinary income.

                    Benefit Information with Respect to Plans
                    -----------------------------------------

The following table summarizes the stock awards and stock options to be issued pursuant to the ADA-ES, 2004 and 2005 Plans as of March 31, 2005:

-------------------------------------------------------------- ---------------------------------- -------------------------------
                                                                           2004 Plan                         2005 Plan
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
Name or Group                                                    Stock Award      Stock Options     Stock Award     Stock Options
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Jonathan S. Barr, VP Sales and Marketing                           -0-          42,600 (1)(2)         -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  C. Jean Bustard, Chief Operating Officer                           -0-            33,900(2)           -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Michael D. Durham, President and Director                          -0-            59,000(2)           -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Mark H. McKinnies, , CFO and Director                              -0-            44,400(2)           -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Richard J. Schlager, VP Contract R&D                               -0-            32,100(2)           -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------

-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
All current executive officers as a group (5 individuals)            -0-           212,000(2)           -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
All employees who are not executive officers                         -0-           68,995 (3)           -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
All current directors, who are not executive officers               4,221            35,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------

------------------------------------------------------------------------------------------------- ----------------- -------------
Each of the nine nominees for director (all of whom are current directors of the Company)(4):
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Ramon E. Bisque                                                    603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Duane N. Bloom                                                     603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Michael D. Durham                                                  -0-               -0-              -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  John W. Eaves (5)                                                  603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Ronald B. Johnson                                                  603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Robert H. Lowdermilk                                               603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Mark H. McKinnies                                                  -0-               -0-              -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Rollie J. Peterson                                                 603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
  Jeffrey C. Smith                                                   603              5,000             -0-              -0-
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------

-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------
Amounts available for future awards (assuming shareholder
approval of the Plans)                                               -0-               -0-             50,000           40,000
-------------------------------------------------------------- ----------------- ---------------- ----------------- -------------

                                        4

Notes:

(1) Of the options shown 12,000 are ISOs and were awarded to Mr. Barr as a result of his hiring by the Company in 2004.
(2)  All of the options shown are not subject to shareholder approval.
(3) All of the options shown are ISOs and are not subject to shareholder approval.
(4) All of the shares and options shown for directors who are nominees are subject to shareholder approval.
(5) Mr. Eaves is the Board designee of Arch Coal Company as explained below, and Mr. Eaves assigns all equity and cash compensation upon receipt to Arch.


                              ELECTION OF DIRECTORS

At the Meeting, the shareholders will elect nine directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS THE COMPANY'S NOMINEES FOR DIRECTORS OF THE COMPANY: RAMON E. BISQUE, DUANE N. BLOOM, MICHAEL D. DURHAM, JOHN W. EAVES, RONALD B. JOHNSON, ROBERT H. LOWDERMILK, MARK H. MCKINNIES, ROLLIE J. PETERSON and JEFFREY C. SMITH. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the Management of the Company may recommend.

The following table sets forth certain information as to each director of the Company, all of whose terms expire upon their successor's election:

                                            Positions with                    Director
      Name             Age                   the Company                        Since
      ----             ---                   -----------                        -----
Ramon E. Bisque        73     Chairman of the Board of Directors                1998
Duane N. Bloom         71     Director                                          1998
Michael D. Durham      55     Director, President                               1997
John W. Eaves          47     Director, Member of the Audit, Governance and     2003
                              Compensation Committees
Ronald B. Johnson      73     Director, Chairman of the Audit, Governance and   2003
                              Compensation Committees Director, Chairman of
                              the Audit Committee
Robert H. Lowdermilk   68     Director                                          2003
Mark H. McKinnies      53     Director, Chief Financial Officer                 1998
Rollie J. Peterson     57     Director, Member of the Audit, Governance and     2003
                              Compensation Committees
Jeffrey C. Smith       52     Director, Member of the Audit, Governance and     2003
                              Compensation Committees

All of the current nominees are presently members of the Company's Board of Directors. The appointment of Mr. Eaves to the Board was made pursuant to the investment agreement with Arch Coal, Inc. whereby the management of the Company has agreed to make available one seat on the Board so long as Arch continues to hold no less than 100,000 shares. There are no other arrangements or understandings between any directors and any other person or persons pursuant to which they were selected as director.

The Company was incorporated under the laws of the State of Colorado in 1997 to serve as the holding company for ADA-ES, LLC. In May 1997, Earth Sciences, Inc. ("ESI") acquired a 51% equity position in ADA-ES, LLC. In May 1998, ESI acquired the remaining interest in ADA-ES LLC. As of January 1, 2003, Earth Sciences transferred all of its ownership in ADA-ES, LLC into ADA-ES. In March 2003 ADA-ES and ESI entered into an agreement for the pro rata distribution of all the common stock of ADA-ES to the shareholders of ESI. The distribution occurred in September 2003. The distribution resulted in ADA-ES being a separate company operated apart from ESI.

Drs. Bisque and Bloom and Mr. McKinnies continue as Directors of Earth Sciences, Inc. ("ESI"). None of the other individuals named above are directors of any other public companies.

Dr. Bisque is Professor Emeritus at the Colorado School of Mines, Golden, Colorado and was a co-founder of Earth Sciences, Inc. in 1963. Dr. Bisque was Chairman of the Board of Directors and a full or part-time employee of Earth Sciences from 1974 through 2003.

Dr. Bloom was a co-founder of Earth Sciences, Inc. in 1963. Dr. Bloom was employed full time by Earth Sciences from that time through 1999. Dr. Bloom has been retired since that time. Dr. Bloom also remains a director of Earth Sciences.

Dr. Durham was a co-founder in 1985 of ADA Technologies, Inc., an Englewood, Colorado private company which contracts to the Federal government and others for development of emission technologies. Dr. Durham has been president of ADA-ES since 1996.

Mr. Eaves is currently Executive Vice President and Chief Operating Officer, Arch Coal, Inc. Mr. Eaves had held the position of vice president of marketing for Arch Coal since that company was formed on July 1, 1997. Prior to that time, he served as president of the marketing subsidiary of Arch Mineral Corporation, one of Arch Coal's predecessor companies. He has also held various positions in sales and administration with Diamond Shamrock Company and Natomas Coal Company.

Mr. Johnson has been involved in all phases of the chemical industry: production, compounding and distribution both domestically and internationally for 47 years. He has held management and marketing positions with Dupont, Industrial and Biochemical Department in strategic planning, Gamlen Chemical, a international compounding company as manager of worldwide development and Vice President of Univar, a North American chemical distributor. Further, he has been a Board Member with Charter National Bank and Trust from 1987-2000. Currently, he is Chairman of Twin-Kem International, Inc., a distributor of agricultural industrial chemicals, since 1984 and Chairman of ExecuVest, Inc., an oil & gas exploration company, since 1987.

Mr. Lowdermilk has been president of Tectonic Construction Company, a producer of washed aggregates and specialty sands since 1986. Mr. Lowdermilk has a long history in construction and engineering projects. Mr. McKinnies is a CPA and worked for Peat, Marwick, Mitchell & Co. before commencing employment at Earth Sciences in 1978 and was employed there through 2000. Mr. McKinnies was President of Earth Sciences since 1983 and remains a director of Earth Sciences.

Mr. Peterson is a self-employed businessman and president and co-owner of Cobblestone Development Co., a commercial land development company in Minnesota that he helped found in 1987.

Mr. Smith was appointed a director of the Company in August 2003 and is a self-employed lawyer in the Law Office of Jeffrey C. Smith. Mr. Smith is the past Executive Director of the Institute of Clean Air Companies where he served for 17 years.

No family relationship exists between any individuals named above.

                               BOARD OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. However, in accordance with corporate legal principles, the Board of Directors is not involved in day-to-day operating matters. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analyses and reports sent to them each week and each month, and through discussions with the President and other officers.

THE AUDIT, COMPENSATION AND GOVERNANCE COMMITTEES

The Board of Directors maintains standing audit, compensation and governance committees.

In calendar 2004 the audit committee was composed of John W. Eaves, Ronald B. Johnson, Rollie J. Peterson and Jeffrey C. Smith, all of who are "independent directors" as defined in NASD Rule 4200(a)(15). The functions of the audit committee are set out in the Audit Committee Charter, adopted by the Company's Board of Directors on October 28, 2003, and include the following: (1) reviewing and assessing the Audit Committee Charter annually; (2) reviewing the Company's relationships with its outside auditors and assessing the impact such relationships may have on the auditors' objectivity and independence; (3) taking other appropriate action to oversee the independence of the outside auditors;
(4) reviewing and considering the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management; (5) reviewing and discussing the Company's financial statements with the outside auditors and management; (6) recommending whether the Company's audited financial statements should be included in the Company's Form 10-KSB for filing with the Securities and Exchange Commission; and (7) reporting to the Board of Directors on all such matters. The audit committee met eight times during calendar 2004. The Audit Committee charter is attached hereto as Appendix A.

The Audit Committee members also serve as the members of the Compensation Committee and the Governance Committee. The Compensation Committee reviews and makes recommendations to the Company's Board of Directors concerning the salaries paid to the Company's executive officers. The Governance Committee reviews and makes recommendations to the Company's Board of Directors concerning the corporate governance practices of the Company and nominees for directors. Mr. Johnson serves as the chairman for all such committees. The Governance Committee charter is available for viewing on the Company's web site at www.adaes.com.

DIRECTORS MEETINGS AND COMMITTEE MEETINGS

The Board of Directors met seven times in 2004. The Audit Committee met eight times in 2004. The Compensation Committee met four times in 2004 and the Governance Committee met two times in 2004. All of the directors were present for more than 75% of the meetings of Board of Directors and committees of which they were members held during their individual incumbencies. It is the policy and practice of the Company that all candidates for election at the Annual Meeting of Shareholders attend the meeting and it is strongly encouraged that all directors also attend the Annual Meeting. This is the first Annual Meeting of the Company.

REPORT OF THE AUDIT COMMITTEE

The role of the Company's Audit Committee, which is composed of four independent non-employee directors, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.

The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2004 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company's independent accountants the independent accountants' independence.

Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.


The Audit Committee:        Ronald B. Johnson, Chairman      John W. Eaves
                            Rollie J. Peterson               Jeffrey C. Smith

GOVERNANCE and NOMINATING COMMITTEE

The Governance Committee also performs the functions of the nominating committee and consists of Messrs. Eaves, Johnson, Peterson and Smith. Mr. Johnson serves as the chairman. The Governance Committee selects and recommends nominees to the Board of Directors to be elected by shareholder vote at the Annual Meeting of Shareholders. The Governance Committee also selects and recommends nominees to be elected by the Board of Directors to fill any Board vacancies. The Company has adopted a Governance Committee Charter which is available on the Company's website at www.adaes.com under the Investor Relations section. Criteria established for the selection of candidates for the Board of Directors include: independence, integrity, understanding and acceptance of the Company's corporate philosophy, commitment to representing the long-term interest of the shareholders and relevant experience and expertise in technical, financial, operational or management areas which would be beneficial to the Company and its shareholders. The Governance Committee will consider for nomination to become directors any persons recommended by shareholders. Recommendations of individuals that meet the criteria set forth in the Governance Committee Charter may be submitted to the Governance Committee in care of the Secretary of the Corporation at 8100 SouthPark Way, Unit B, Littleton, Colorado 80120. The Governance Committee has recommended to the Board the slate of directors for the 2005 Annual Meeting of the Company as set forth above. Member of the Governance Committee all meet the independence requirements set forth in NASD Rule 4200(a)(15).

DIRECTOR COMPENSATION

The compensation plan for our non-management directors is reviewed annually. In addition to the 2004 and 2005 Plans set out above for shareholder approval, under the existing compensation arrangement, each non-management director is paid a fee of $620 per regular meeting, $310 per committee or telephonic meeting or $518 per committee meeting for serving as chairman of the committee. The Chairman of the Audit Committee is paid the greater of $3,000 per month or the per meeting fee amounts. In November 2004, the Board of Directors approved the issuance of 603 shares of common stock and the grant of 5,000 options (1,000 shares of which vest in 2005) to non-management directors as part of their compensation for services for the period from October 2004 through September 2005 (these are included in the 2004 Plan set forth above). The issuance of such shares and the grant of such options are subject to shareholder approval, as set forth above.

SHAREHOLDER COMMUNICATIONS TO DIRECTORS

Any shareholder may communicate directly with the Board of Directors (or any individual director) by writing to the Chairman of the Board, ADA-ES, Inc., 8100 SouthPark Way, Unit B, Littleton, Colorado 80120. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chairman will forward the shareholder's communication to the appropriate director. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.

       Security Ownership of Certain Beneficial Owners and Management and
                          Related Stockholder Matters.

The following table provides information with respect to the beneficial ownership of the Company's common stock by (1) each of our stockholders whom we believe are beneficial owners of more than 5% of our outstanding common stock,
(2) each of our directors and executive officers and (3) all of our directors and executive officers as a group. We base the share amounts shown on each person's beneficial ownership as of March 31, 2004, unless we indicate some other basis for the share amounts. Except as described below, each of the individuals named below has sole voting and investment power for the respective shares.

------------------------------------------------------- ---------------------------------- -----------------
                                                        Amount and Nature of Beneficial    Percent of Class
               Name and Address                                    Ownership
------------------------------------------------------- ---------------------------------- -----------------
Jonathan S. Barr (VP Sales and Marketing
8100 SouthPark Way, Littleton, CO                                   1,800(1)                      *
------------------------------------------------------- ---------------------------------- -----------------
Ramon E. Bisque (Chairman of the Board of Directors)
9113 Fern Way, Golden, CO                                           71,350(2)                    1.5%
------------------------------------------------------- ---------------------------------- -----------------
Duane N. Bloom (Director)
5565 Pine Ridge Rd. Golden, CO                                      53,766(3)                    1.1%
------------------------------------------------------- ---------------------------------- -----------------
C. Jean Bustard (Chief Operating Officer)
9193 Buffalo Drive, Littleton, CO                                   20,087(4)                     *
------------------------------------------------------- ---------------------------------- -----------------
Michael D. Durham (Director and President)
5252 Lariat Drive, Castle Rock, CO                                  150,538(5)                   3.1%
------------------------------------------------------- ---------------------------------- -----------------
John W. Eaves (Director)1
CityPlace One, Suite 300St. Louis, MO                               1,000                         *
------------------------------------------------------- ---------------------------------- -----------------
Hummingbird Value Funds
153 East 53rd Street, 55th Floor. New York, NY                      229,457                      4.8%
------------------------------------------------------- ---------------------------------- -----------------
Ronald B. Johnson (Director)
4220 S. Allison St., Littleton, CO                                  8,100                         *
------------------------------------------------------- ---------------------------------- -----------------
Robert H. Lowdermilk (Director)
100 Cherry St.,Denver, CO                                           183,335(6)                   3.8%
------------------------------------------------------- ---------------------------------- -----------------
Mark H. McKinnies (Director, Secretary and CFO)
27638 Pine Grove Trail, Conifer, CO                                 71,595(7)                    1.9%
------------------------------------------------------- ---------------------------------- -----------------
Rollie J. Peterson (Director)
22486 County Road 73, Big Lake, MN                                  27,644                        *
------------------------------------------------------- ---------------------------------- -----------------
Richard J. Schlager (VP of Contract R&D)
16242 E. Prentice Lane, Centennial, CO                              21,473(8)                     *
------------------------------------------------------- ---------------------------------- -----------------
Jeffrey C. Smith (Director)
7272 Wisconsin Avenue, Suite 300, Bethesda, MD                      6,200                         *
------------------------------------------------------- ---------------------------------- -----------------
Tontine Capital Partners, L.P
31 West 52nd ST, 17th Floor, New York, NY                           257,000                      5.4%
------------------------------------------------------- ---------------------------------- -----------------
Wellington Management Company
75 State Street, Boston, MA                                         561,900                     11.7%
------------------------------------------------------- ---------------------------------- -----------------
------------------------------------------------------- ---------------------------------- -----------------
Directors and Officers as a Group (12 individuals)                  616,888(9)                  12.8%
------------------------------------------------------- ---------------------------------- -----------------
*  Less than 1%.

                                        8

Notes:

(1) Included in the amount shown are 1,800 shares to which Mr. Barr has the right to acquire beneficial ownership through stock options.
(2)  Included in the amount shown are 100 shares registered in the name of Dr.
     Bisque's wife and 16,281 shares held in Dr. Bisque's pension fund account.
(3)  Included in the amount shown are 773 shares registered in the name of Dr.
     Bloom's wife and 20,416 shares held in Dr. Bloom's pension fund account.
(4) Included in the amount shown are 10,933 shares held in Ms. Bustard's pension fund account.
(5) Included in the amount shown are 45,852 shares held in Dr. Durham's pension fund account.
(6) Included in the amount shown are 13,000 shares registered in the name of Mr. Lowdermilk's wife, and 109,000 shares held by Tectonic Construction Co.
     ("TCC"). Mr. Lowdermilk is the president and majority shareholder of TCC.
(7) Included in the amount shown are 32,976 shares held in Mr. McKinnies' pension fund account.
(8) Included in the amount shown are 12,086 shares held in Mr. Schlager's pension fund account.
(9) The amount shown includes 1,800 shares to which individuals in the group have the right to acquire beneficial ownership through stock options.

Executive Compensation.

The following tables show compensation during the fiscal years ended December
31, 2004, 2003 and 2002, and option grants and option exercises during the fiscal years ended December 31, 2004 and 2003, of those persons who were, at December 31, 2004 the four most highly compensated executive officers of ADA-ES whose total compensation exceeded $100,000.

                                       Summary Compensation Table

                                                    Annual Compensation
Name of Individual and Principal                  ------------------------      Long Term Compensation Awards
Position                               Year        Salary       Pension(1)  Securities Underlying Options (#) (2)
--------                               ----        ------       ----------  -------------------------------------

C. Jean Bustard                        2004       $119,565      $28,919                    33,900
Chief Operating Officer                2003       $107,244      $28,885                       -
                                       2002        $97,170      $26,633                       -

Michael D. Durham                      2004       $173,781      $39,579                    59,000
President, CEO  and                    2003       $155,137      $38,351                       -
Director                               2002       $150,652      $35,742                       -

Mark H. McKinnies                      2004       $163,137      $38,747                    44,400
Director and Chief                     2003       $156,468      $36,351                    14,500
Financial Officer                      2002       $149,156      $35,628                       -

Richard J. Schlager                    2004       $112,901      $32,811                    32,100
Vice President of Contract Research    2003       $104,328      $30,827                       -
& Development                          2002        $92,041      $25,335                       -

----------
(1)  Amounts represent pension and profit sharing contributions, 401(k)
     deferrals, and matching payments made or accruing to a qualified plan by the Company for the benefit of the named individual. In 2002 such amounts include stock issued by Earth Sciences, Inc. for the discretionary pension contribution portion of such payments. Amounts paid by stock average 40% of the amounts shown for 2002.
(2)  The securities shown for 2003 represent options to acquire shares granted pursuant to the Company's ISO Plan. The securities shown for 2004 represent options to acquire shares granted pursuant to the Company's Executive Stock
     Option Plan described below, none of which were vested as of 12/31/2004.

Options/SAR Grants in Last Fiscal Year

                                     Individual Grants

                     Number of Securities    % of Total Options
                      Underlying Options    Granted to Employees   Exercise or Base   Expiration
Name                      Granted (#)         in Fiscal Year        Price ($/Sh)        Date
-----------------------------------------------------------------------------------------------
C. Jean Bustard            33,900                 12.3%                $8.60          8/24/2014
Michael D. Durham          59,000                 21.4%                $8.60          8/24/2014
Mark H. McKinnies          44,400                 16.1%                $8.60          8/24/2014
Richard J. Schlager        32,100                 11.6%                $8.60          8/24/2014


                                        9

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                          Number of securities
                                                     underlying unexercised options   Value of unexercised options
                     Shares acquired      Value             at FY-end(#) (1)                   at FY-End
      Name           on exercise (#)   realized ($)    Exercisable/Unexercisable       Exercisable/Unexercisable
      ----           ---------------   ------------    -------------------------       -------------------------
C. Jean Bustard           4,695          $30,283             4,695/ 33,900                 $100,989 /$522,399
Michael D. Durham        14,550          $84,390              -0-/ 59,000                    -0- /$909,190
Mark H. McKinnies        14,500          $75,980              -0-/ 44,400                    -0- /$684,204
Richard J. Schlager       9,390          $53,054              -0-/ 32,100                    -0- /$494,661

     (1) The securities shown as "Unexercisable" as of December 31, 2004 represent options to acquire shares granted pursuant to the Company's
          Executive Stock Option Plan described below, none of which were vested as of 12/31/2004.


Employment Contracts and Termination of Employment and Change-in-Control
Arrangements

The Company has executed employment agreements with every fulltime employee, including all executive officers, that contain the following standard provisions:

     1.   Automatic extensions for one-year periods.
     2. Three month written notice of intent to terminate by either the Company of the employee.
     3. Description of position, duties, authority, compensation, benefits and obligation of the employee to devote fulltime to the fulfillment of his/her obligations under the agreement
     4.   Disclosure/ownership of inventions and confidential subject matter.
     5. Assignment of inventions and confidential subject matter/documentation/commercialization.
     6.   Copyright works and written records.
     7.   Restrictive obligations relating to confidential subject matter.
     8. Conflicting obligations and obligations upon termination of employment.

The compensation amounts included in the employment agreements are subject to annual adjustment and the 2004 compensation levels are shown in the tables above. None of the Company's employment contracts nor other agreements contain any provisions for the payment of any amounts that result from or will result from the resignation, retirement or any other termination of any executive officer's employment with the Company or from a change-in-control of the Company or a change in the named executive officer's responsibilities following a change-in-control.

                        Equity Compensation Plan Information as of December 31, 2004
                        ------------------------------------------------------------
                                                                                              Number of securities remaining
                                   Number of securities to                                    available for future issuance
                                   be issued upon exercise      Weighted-average exercise    under equity compensation plans
                                   of outstanding options,    price of outstanding options,  (excluding securities reflected
    Plan category                    warrants and rights           warrants and rights                in column (a))
    -------------                    -------------------           -------------------                --------------
                                             (a)                           (b)                              (c)
Equity compensation plans approved
by security holders                         93,115                        $9.12                           195,530
Equity compensation plans not
approved by security holders               200,000                        $8.60                              0
                                           -------                        -----                           -------
Total                                      293,115                        $8.76                           195,530
                                           =======                        =====                           =======

Stock Option Plans

During 2003 the Company adopted the 2003 ADA-ES, Inc. Stock Option Plan. One purpose of the plan was to duplicate the options previously awarded by Earth Sciences that have been cancelled. Otherwise, the plan is intended to serve to encourage our key employees, through their individual efforts, to improve our overall performance and to promote profitability by providing them an opportunity to participate in the increased value they help create. Options granted under the plan may be in the form of "incentive stock options" as defined under section 422 of the Internal Revenue Code of 1986, as amended, or options that are not incentive stock options. The plan is administered by the Compensation committee of the Board of Directors. The plan was approved by ESI as the sole shareholder of ADAES prior to the spin-off distribution of ADA-ES shares. We reserved 400,000 shares of our common stock for issuance under the plan. In general, all options granted under the plan will lapse ten years from the date of grant (five years in the case of a 10% stockholder of our company, our parent or one of our subsidiaries). In general, the exercise price of an option will be determined by the compensation committee of the board of directors at the time the option is granted and will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. The compensation committee may provide in the option agreement that an option may be exercised in whole immediately or is exercisable in increments through a vesting schedule. During 2004, 75,995 options were granted under the plan.

During 2004 the Company adopted the 2004 Executive Stock Option Plan (as part of the ADA-ES 2004 Stock Compensation Plan #2), which did not require shareholder approval. The plan authorized the grant of up to 200,000 options to purchase shares of the Company's Common Stock to executive officers of the Company. The purpose of the plan is to promote the growth and profitability of the Company by awarding options to purchase Common Stock of the Company for services performed and to be performed in the future. Options granted under the plan are generally intended to be non-qualified stock options ("NQSO") for federal income tax purposes. The plan is administered by the Compensation committee of the Board of Directors. In each case, the option exercise price is the market price on the date of the grant. The options are exercisable over a 10-year period based on a vesting schedule that may be accelerated based on performance of the individual recipients as determined by the Board of Directors. Options were granted under the Plan to five executive officers, who are also full-time employees of the Company. During 2004, 200,000 options were granted under the plan, none of which were vested at December 31, 2004. In January 2005 the Board of Directors authorized the vesting of 27,080 options under the plan.

Certain Relationships and Related Transactions.

In 2000, Earth Sciences re-negotiated a convertible debenture in the amount of $1,000,000 (the "Debenture") with Tectonic Construction Co. ("TCC") and a note in the amount of $250,000 (the "Note") from TCC to extend the due dates and clarify certain collateral. Mr. Lowdermilk, a director of the Company, is the president and majority shareholder of TCC. The Debenture and the Note bore interest at the greater of prime plus two points or 10% which interest was payable quarterly. As required under the Distribution Agreement with Earth Sciences, in September 2003 the Company assumed the remaining balance of the notes payable to Tectonic Construction Co. totaling $1,150,000. Of that amount $300,000 was paid off with proceeds of a convertible debenture sold to Arch in a like amount as noted below. Also in September 2003, Tectonic converted $210,000 of the remaining debt into 100,000 shares of the Company's stock pursuant to the terms of the debt assumed from Earth Sciences. The remaining $640,000 was also paid-off in September 2003 with the proceeds from a term loan of the same amount obtained from a commercial bank. At that date the Company also assumed other indebtedness from ESI in the amount of $130,000 related to past service obligations ($77,000 payable for the benefit of Mr. McKinnies and $44,200 payable for the benefit of Dr. Bisque, both Directors of the Company).

The Company executed a Securities Subscription and Investment Agreement with Arch Coal, Inc. in July 2003. Pursuant to the investment agreement, in September 2003 Arch purchased a $300,000 convertible debenture from the Company, purchased 137,741 shares of the Company's Common stock and was also granted an option to purchase 50,000 shares. The Company also co-markets its ADA-249 product under an agreement with Arch as described above. Under that arrangement, the Company has recorded revenue of $60,000 and $150,000 in 2002 and 2003, respectively. The Company also granted Arch certain "piggyback" rights in the event the Company registers certain other equity securities and certain demand registration rights as part of the transaction. A designee of Arch, John W. Eaves, has been appointed a seat on the Company's Board of Directors and management of the Company has agreed in the future to nominate and to vote all proxies and other shares of stock in the Company which they are entitled to vote in favor of that designee so long as Arch holds no less 100,000 shares of the Company's common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Registrant's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Registrant believes that during the fiscal year ended December 31, 2004, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

Code of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Ethics for Senior Financial Officers is filed as an exhibit to the Company's annual report on Form 10KSB for 2003 and is posted on the Company's website at www.adaes.com.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Hein & Associates, LLP has been the independent accounting firm that audits the financial statements of ADA-ES, Inc. and its subsidiary since 2003. In accordance with standing policy, Hein & Associates, LLP periodically changes the personnel who work on the audit.

The Audit Committee of the Board of Directors of the Company anticipates engaging Hein & Associates, LLP as the independent auditors for the fiscal year ending December 31, 2005 subject to determination of the terms of that engagement towards the end of 2005. The Company anticipates that a representative of Hein & Associates, LLP, who conducted the audit for the year ended December 31, 2004, will be present at the Annual Meeting of Shareholders. There have been no disagreements on matters of accounting principles or practices, financial statement disclosures nor of audit scope or procedures between the Company and Hein & Associates, LLP during the two most recent fiscal years nor any subsequent interim periods. The representative of Hein & Associates, LLP will be available to respond to appropriate shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

In addition to performing the audit of the Company's annual consolidated financial statements, Hein & Associates, LLP provided other services during 2004. The aggregate fees billed in 2003 and 2004 for each of the following categories of services are set forth below:

                   Fiscal Year
                   -----------                 2003           2004
                                               ----           ----
            Audit Fees                       $66,267        $58,513
            Audit-Related Fees                  --          $ 1,896
            Tax Fees (1)                        --             --
            All Other Fees (2)               $19,021           --

The above amounts include combined services provided for Registrant and Earth Sciences for a portion of 2003, where such services could not be divided into their components.
(1) Registrant's principal accountant provided review and consulting services related to the filing of the Company's 2003 Federal Income Tax returns.
(2) Registrant's principal accountant provided review and consulting services related to the filing of a Form 10SB with the SEC to effect the spin-off from Earth Sciences in 2003, filing of a Form S-3 in 2004 and review of preliminary Sarbanes-Oxley Section 404 documentation in 2004.

Audit Committee Approval of Services

It is the policy of the Audit Committee of the Company to approve the engagement to render audit or non-audit services before the accountant is engaged by the Company. The Audit Committee approved of 100% of the services provided by the independent accountant in 2004.The Audit Committee reviews summaries of the services provided by Hein & Associates, LLP and the related fees and has considered the independence of Hein & Associates, LLP.

          PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL
                             MEETING OF SHAREHOLDERS

The Company anticipates that the next Annual Meeting of Shareholders will be held in May 2006. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the net Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive officers on or before December 12, 2005. If a shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the Shareholder fails to notify the Company prior to February 25, 2006 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must own 1% or more of the outstanding shares or $2,000 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                          ANNUAL REPORT ON FORM 10-KSB

The Annual Report on Form 10-KSB concerning the operation of the Company during the calendar year ended December 31, 2004, including certified financial statements for the year then ended, is available upon request to shareholders of the Company. Exhibits listed in Form 10-KSB are available upon request to shareholders at a nominal charge for printing and mailing.

                                  OTHER MATTERS

The Board knows of no other business to be presented at the Annual Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

APPENDIX A

                                   ADA-ES INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER


1.   PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other information provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes on a general basis. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
     o Review and appraise the audit efforts of the Company's independent accountants.
     o Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

2.   MEMBERSHIP

The Audit committee will be comprised of not less than three members of the Board. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

All members will be directors free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member.

The Audit committee will select a chairperson from among its members. The chairperson will serve for a term of not less then one year and shall have the responsibility of establishing times of meeting and agenda items for the Committee.

Officers or employees of the Company or any of its subsidiaries may serve on the Committee. However, a majority of the Committee will be directors who are not currently, nor were formerly officers of the Company or any of its subsidiaries.

When considering relationships that might affect independence, including possible affiliate status, the Board of Directors will give appropriate consideration, in addition to its Audit Committee policy, to guidelines issued by the National Association of Securities Dealers (NASD), which were provided to assist Board of Directors in observing the spirit of the NASD policy on audit committee requirements.

3.   MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairperson should participate with the independent accounts and management quarterly to review the Company's financial statements.

4.   ACTIONS OF THE COMMITTEE

The Committee's activities will include the following actions:

     o Oversight of the financial statements and relations with the independent accountants.

          1. Instruct the independent accountants that the Board of Directors is the client in its capacity as the shareholders' representative.

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

          2. Expect the independent accountants to meet with the Board of Directors at least annually so the Board has a basis on which to recommend the independent accountants' appointment to the shareholders or to ratify its selection of the independent accountants.
          3. Expect financial management and the independent accountants to analyze significant financial report issues and practices on a timely basis.
          4. Expect financial management and the independent accountants to discuss with the Audit Committee:
               o Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.
               o Aggressiveness or conservatism of accounting principles and financial estimates.
          5. Expect the independent accountants to provide the Audit Committee with:
               o Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.
               o Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.
               o    Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.
               o    Reasons for accepting or questioning significant estimates made by management.
               o Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.
               o Actions taken on the Board's behalf that require Board notification but not Board approval:
          1. Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent accountants and the president.
          2. Review and approve the scope of the Company's annual profit and pension trust audits.
          3. Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Committee's activities if asked to do so by the Board of Directors.

     o Matters requiring the Committee's review and study before making a recommendation for the Board of Directors' action:
          1.   Appointment of the independent accountants.
          2.   Implementation of major accounting policy changes.
          3. SEC registration statements to be signed by the Board of Directors or a majority thereof.
          4. The independent accountants' reports and financial statements prior to publication in the annual report.

     o Matters requiring the Committee's review and study before providing summary information to the Board of Directors:
          1. Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by any comparable bodies outside the U.S.
          2. The independent accountants' assessment of the strength and weaknesses of the Company's financial staff, systems, controls and other factors that might be relevant to the integrity of the financial statements.
          3. Quarterly financial statements review before earnings release or publication.
          4.   Administration of the Company's "conflict of interest" policy.
          5. The performance of management and operating personnel under the Company's code of ethics.
          6.   Gaps and exposures in insurance programs.
          7. Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.
          8. Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and applicable regulations of the NASD.

                                  ADA-ES, INC.
                        2005 Directors' Compensation Plan


     ADA-ES, INC., a Colorado corporation (the "Corporation"), sets forth herein the terms of the 2005 Directors Compensation Plan (the "Plan") as follows:

1.   PURPOSE

     The Plan is intended to advance the interests of the Corporation by providing eligible directors (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and will encourage such eligible individuals to continue to service the Corporation.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

     2.1 "Affiliate" means any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

     2.2  "Board" means the Board of Directors of the Corporation.

     2.3 "Cause" means, unless otherwise defined in an Option Agreement, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Subsidiaries or Affiliates.

     2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.5 "Committee" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board and shall be appointed by the Board.

     2.6  "Corporation" means ADA-ES, INC.

     2.7  "Director" means a member of Board of Directors of the Corporation.

     2.8  "Effective Date" means the date of adoption of the Plan by the Board.

     2.9 "Employer" means ADA-ES, INC. or the Subsidiary or Affiliate of the Corporation, which employs the designated recipient of an Option.

     2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.11 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing bid price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date (or on the Grant Date, if so specified by the Committee or the Board) or such other determination date or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

     2.12 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons (or the Optionee) have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

     2.13 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.14 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

     2.15 "Option Grant Date" means the later of (i) November 4, 2004 and (ii) the date as of which the Optionee and the Corporation, Subsidiary or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

     2.16 "Optionee" means a person who holds an Option under the Plan.

     2.17 "Option Period" means the period during which Options may be exercised as defined in Section 11.

     2.18 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.19 "Plan" means the ADA-ES, INC. 2005 Director Compensation Plan.

     2.20 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.21 "Service Relationship" means the provision of bona fide services to the Corporation, a Subsidiary, or an Affiliate as a director, employee or consultant.

     2.22 "Stock" means the shares of Common Stock, no par value, of the Corporation.

     2.23 "Stock Award" means the award of shares of Common Stock, no par value, of the Corporation under the Plan.

     2.24 "Stock Award Date" means the later of (i) March 17, 2005 and (ii) the date as of which the Stock Recipient is awarded the right to receive Stock.

     2.25 "Stock Recipient" means a person who receives an award of Stock subject to the Plan.

     2.26 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.

3.   ADMINISTRATION

     3.1. Committee

     The Plan shall be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Stock Award or Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Stock Award or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Award or any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     3.2. No Liability

     No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Stock Award or any Option granted or Option Agreement entered into hereunder.

4.   STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 40,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 19 hereof. If any Option or portion thereof is unearned, expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan. The number of shares of Stock that may be issued pursuant to Stock Awards under the Plan shall not exceed in the aggregate 50,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 19 hereof. If any Stock Award or portion thereof is unearned, expires, terminates or is terminated for any reason prior to issuance in full, the shares of Stock of such portion of such Stock Award shall be available for future Stock Award under the Plan.

5.   ELIGIBILITY

     Stock Awards and Options may be granted under the Plan to any non-management Director of the Corporation. An individual may not hold more than one Option, subject to such restrictions as are provided herein.

6.   EFFECTIVE DATE AND TERM

     6.1. Effective Date

     The Plan shall become effective as of March 17, 2005, the date of adoption of the final Plan by the Board, subject to stockholders' approval of the Plan; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Stock Awards and Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan, any Stock Awards and Options granted hereunder shall be null, void and of no effect.

     6.2. Term

     If not sooner terminated by the Board, the Plan shall terminate on the date 10 years after the effective date.

7.   STOCK AWARDS AND ANNUAL LIMITATION

     Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, issue to such eligible Directors a Stock Award. Such Stock Awards will be limited to not more than 1,000 shares of Stock for any annual period of service per individual, which number of shares is subject to adjustment as provided in
Section 19 hereof. The Corporation may or may not register the Stock so issued for sale with the U.S. Securities and Exchange Commission and is under no obligation to do so.

8.   GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible Directors Options to purchase such number of shares of Stock with the following terms and conditions: the exercise price shall be the market price on the date of grant, the shares of Stock underlying the Option will vest for exercise at a rate of no more than 1,000 shares per annual period, and any unvested shares of Stock that are outstanding at the date the Optionee no longer is a Director of the Corporation or in a Service Relationship will be forfeited. Without limiting the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person is 5,000 shares, which number of shares is subject to adjustment as provided in Section 19 hereof.

9.   OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

10.  OPTION PRICE

     The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. As provided in
Section 8 above, the Option Price shall be not less than the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee).

11.  TERM AND EXERCISE OF OPTIONS

     11.1. Term

     Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option.

     11.2. Exercise by Optionee

     Only the Optionee receiving an Option or a transferee of an Option pursuant to Section 12 (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative, and in the case of the Optionee's death, the Optionee's estate) may exercise the Option.

     11.3. Option Period and Limitations on Exercise

     Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option, but at no greater rate of vesting than set forth in
Section 8 above. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 6.1 hereof.

     11.4. Method of Exercise

     An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option by cash or by certified check payable to the order of the Corporation. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 19 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

12.  TRANSFERABILITY OF OPTIONS

     12.1. Transferability of Options

     Except as provided in Section 12.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

     12.2. Family Transfers.

     Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option to any Family Member; provided that subsequent transfers of transferred Options are prohibited except those in accordance with this Section 12.2 or by will or the laws of descent and distribution; and, provided further, that, except with the consent of the Board or the Committee, there may be no consideration for any transfer made pursuant to this section. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 12.2 hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of the Service Relationship of Sections 13 and 14 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 11.3.

13.  TERMINATION OF SERVICE RELATIONSHIP

     Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee or for Cause, any Option granted to an Optionee pursuant to the Plan shall continue to be exercisable only to the extent that it was exercisable immediately before such termination; provided, however, such Option shall terminate thirty (30) days after the date of such termination of Service Relationship, unless earlier terminated pursuant to Section 11.1 hereof, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided further, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, any Option granted to an Optionee pursuant to the Plan shall terminate and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of Service Relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, including without limitation this Section 13 and Section 14, unless otherwise provided in an Option Agreement, a termination of Service Relationship with the Corporation, a Subsidiary or an Affiliate shall not be deemed to occur if the Optionee immediately thereafter has a Service Relationship with the Corporation, any other Subsidiary or any other Affiliate.

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

14.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     14.1. Death

     If an Optionee dies while in a Service Relationship with the Corporation, a Subsidiary or an Affiliate or within the period following the termination of such Service Relationship during which the Option is exercisable under Section 13 or 14.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 11.3 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

     14.2. Disability

     If an Optionee terminates a Service Relationship with the Corporation, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of Service Relationship, whether or not such Option was exercisable immediately prior to such termination of Service Relationship; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of the termination of the Service Relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of a Service Relationship is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

15.  USE OF PROCEEDS

     The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

16.  SECURITIES LAWS

     The Corporation shall not be required to sell or issue any shares of Stock under any Stock Award or Option if the sale or issuance of such shares would constitute a violation by the individual receiving the Stock Award or exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Stock Award or the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Stock Award may not be issued or the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option or issuance of any Stock Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option or Stock Award, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee or Stock Recipient may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto or pursuant to a Stock Award to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an issuance of a Stock Award or an Option shall not be exercisable unless and until the shares of Stock covered by such Stock Award or Option are registered or are subject to an available exemption from registration, the Stock Award or exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.  EXCHANGE ACT: RULE 16b-3

     17.1. General

     The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 17.2 hereof), be inoperative and void.

     17.2. Compensation Committee

     The Committee appointed in accordance with Section 3.1 hereof shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.

     17.3. Restriction on Transfer of Stock

     No Stock Recipient or Optionee who is considered an "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received in a Stock Award or upon exercise of an Option) during the three months immediately following such Stock Award or the grant of such Option.

18.  AMENDMENT AND TERMINATION

     The Board may, at any time and from time to time, suspend or terminate the Plan and make such changes in or additions to the Plan as it may deem proper, provided that, if and to the extent provided by applicable law or regulation, no such suspension or termination of, change in or addition to the Plan shall be made unless such suspension or termination of, or change in or addition to the Plan is authorized by the Company's stockholders. Except as permitted under
Section 19 hereof, no suspension or termination of the Plan or any change in or addition to the Plan shall, without the consent of any Optionee who is adversely affected thereby, alter any Options previously granted to the Optionee pursuant to the Plan.

19.  EFFECT OF CHANGES IN CAPITALIZATION

     19.1. Changes in Stock

     If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares issuable and exercisable under the Plan and for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock of the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust (i) the number and kind of shares of Stock subject to outstanding Options and/or
(ii) the exercise price of outstanding Options.

     19.2. Reorganization With Corporation Surviving

     Subject to Section 19.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     19.3. Other Reorganizations; Sale of Assets or Stock

     Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

     19.4. Adjustments

     Adjustments under this Section 19 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     19.5. No Limitations on Corporation

     The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

20.  WITHHOLDING

     The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee or Stock Recipient realizes ordinary income in connection with a Stock Award or the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to a Stock Recipient or an Optionee, and upon demand the Stock Recipient or Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

21.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation, any Subsidiary or any Affiliate, or to interfere in any way with the right and authority of the Corporation, any Subsidiary or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation, any Subsidiary or any Affiliate. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

22.  NONEXCLUSIVITY

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

23.  GOVERNING LAW

     This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Colorado (but not including the choice of law rules thereof).

     IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan as of the 17th day of March, 2005 to evidence its adoption of this Plan.



                                  ADA-ES, INC.

                            By: /s/ Michael D. Durham
                            -------------------------
                                    Michael D. Durham
                                    President

Exhibit 99.3

ADA-ES, INC.
2004 Stock Compensation Plan #2


ARTICLE I

Purpose of Plan
The purpose of this Plan is to compensate executive officers, employees, consultants and outside directors of ADA-ES, Inc. by awarding shares and options to purchase shares of the Common Stock of the corporation to such individuals for services they have and will render during calendar 2004 and in later years to the corporation and its subsidiary. In the case of the outside directors, the shares to be issued are for their annual service for the period from October 1, 2004 through September 30, 2005.

The Board of Directors of the Corporation have also adopted, as of August 23, 2003, a stock option plan entitled the "ADA-ES, Inc. 2004 Executive Stock Option Plan," (the "Executive SO Plan"), a copy of which is attached hereto and made a part hereof (Attachment #1). The award of options and the underlying shares to the executive officers pursuant to the Executive SO Plan and noted below is made a part of this Plan.

The Board of Directors and the then shareholder of the Corporation have also adopted, as of February 21, 2003, a stock option plan entitled the "ADA-ES, Inc. 2003 Stock Option Plan," (the "Employee SO Plan"). The award to employees of options and the underlying shares pursuant to the Employee SO Plan and noted below is made a part of this Plan.

The Board of Directors of the Corporation has ratified the award of qualified and non-qualified options to certain employees and a consultant on August 23, 2004 and on November 4, 2004. On November 4, 2004 the Board of Directors elected to make the award of those options and the underlying shares a part of this Plan.


ARTICLE II

Definitions

2.1 "Award" means a grant to an executive officer, employee, consultant or outside director of the Corporation of a right to be issued shares of Common Stock under this Plan.

2.2 "Board of Directors" means the board of directors of the Corporation.

2.3 "Common Stock" means the no par value common stock of the Corporation.

2.4 "Corporation" means ADA-ES, Inc., and any corporate successor thereto (whether by merger, acquisition, consolidation, liquidation or other reorganization) which has adopted this Plan and assumed the Corporation's obligations hereunder.

2.5 "Date of Award" means the date on which the Board of Directors authorizes an Award to a Participant under this Plan.

2.6 "Participant" means an outside director of the Corporation who has been granted an Award pursuant to this Plan.


ARTICLE III

Award of Common Stock and Grant of Options

3.1  Award of Options to Executive Officers.
     On August 23, 2004, the Board of Directors after due consideration of past service and future requirements, granted non-qualified options pursuant to the Executive SO Plan as follows:

Name of Executive Officer                Options
-------------------------               ---------
Jonathan Barr                             30,600
C. Jean Bustard                           33,900
Michael D. Durham                         59,000
Mark H. McKinnies                         44,400
Richard J. Schlager                       32,100

for a total of 200,000 shares of Common Stock. The options are exercisable at a price of $8.60 per share, the closing price on August 23, 2004. The options generally vest over a 10-year period at a rate of 5% per year during the first 5 years, and 15% per year for the remaining term. Such vesting may be accelerated based on performance criteria measured by the Compensation Committee and /or the Company's Board of Directors. The grant of the options are made pursuant to individual agreements the form of which is attached hereto as Exhibit 1.

3.2  Grant of Options.
     On August 23, 2004 and November 4, 2004, the Board of Directors, after due consideration of past service and future requirements, granted options pursuant to the Employee SO Plan or otherwise as follows:

                                 Options Granted
Name                       8/23/04     11/4/04          Capacity
-----------------         --------     -------      -----------------
Gerald T. Amrhein             -          1,937 (1)  Employee of ADAES
Kenneth E. Baldrey            -          2,417 (1)  Employee of ADAES
Jonathan Barr              12,000          -   (1)  Employee of ADAES
Edmond P. Brignac, Jr.        -          1,291 (1)  Employee of ADAES
Thomas Campbell               -          2,000 (1)  Employee of ADAES
Brian T. Donnelly             -          2,125 (2)  Consultant of ADAES
Shelia Glesmann               -          2,500 (2)  Consultant of ADAES
David Graham                  -          1,802 (1)  Employee of ADAES
Cynthia Larson                -          1,162 (1)  Employee of ADAES
Charles Lindsey               -          1,523 (1)  Employee of ADAES
Kathy Lowsley                 -            884 (1)  Employee of ADAES
Rebecca Magill                -            937 (1)  Employee of ADAES
Cameron E. Martin             -          2,417 (1)  Employee of ADAES
Thomas J. Millar, Jr.         -          1,819 (1)  Employee of ADAES
Derrick Moss                  -          1,258 (1)  Employee of ADAES
David Muggli                9,750        2,438 (1)  Employee of ADAES
Chad Sapp                   5,000        1,250 (1)  Employee of ADAES
Sharon Sjostrom               -          7,363 (1)  Employee of ADAES
Travis Starns                 -          1,625 (1)  Employee of ADAES
Beth Turner-Graziano          -          1,175 (1)  Employee of ADAES
Cody Wilson                   -          1,443 (1)  Employee of ADAES
Carol Wood                  5,866        1,466 (1)  Employee of ADAES
Eric Zipp                   5,000        1,250 (1)  Employee of ADAES
Ronda Zivalich                -          1,297 (1)  Employee of ADAES

for a total of 80,995 shares of Common Stock. The options granted August 23, 2004 are exercisable at a price of $8.60 per share, the closing price on August 23, 2004. Such options are exercisable over 10 years and vest over a 4-year period at a rate of 25% per year. The grant of the options are made pursuant to individual agreements the form of which is attached hereto as Exhibit 2. The options granted November 4, 2004 are exercisable at a price of $13.80 per share, the closing price on November 3, 2004. Such options are exercisable over 10 years and vest at the end of a 2-year period. The grant of the options are made pursuant to individual agreements the form of which is attached hereto as
Exhibit 3.

Notes: (1) Award of qualified options made pursuant to the Employee SO Plan and are intended to qualify as incentive stock options.
        (2) Award of non-qualified options.

3.3  Award of Common Stock and Grant of Options to Outside Directors.
     On November 4, 2004, the Board of Directors, after due consideration of the service being provided by each outside director and its previous deliberations wherein it determined that an annual retainer fee and option was appropriate, which amount is to be paid in stock. Subject to shareholder approval, the Board approved the issuance of 603 shares of the Company's common stock to each non-management director, for a total of 4,221 shares for service on the Board from October 1, 2003 through September 30, 2004. The Board also approved, subject to shareholder approval, the grant of options to acquire 5,000 shares of the Company's common stock to each non-management director, for a total of 35,000 shares, at an exercise price of $13.80, the closing price of the stock on November 3, 2004. The options, if approved, will be exercisable over a period of five years and will vest over a three- year period, one-third each year for continued service on the Board. If such service is terminated, the non-vested portion of the option will be forfeited. Options and shares were granted as follows:

Name of Director        # of Shares       Options
-----------------       -----------      ---------
Ramon E. Bisque             603            5,000
Duane N. Bloom              603            5,000
John W. Eaves               603            5,000
Ronald B. Johnson           603            5,000
Robert H. Lowdermilk        603            5,000
Rollie J. Peterson          603            5,000
Jeffrey C. Smith            603            5,000

for a total of 39,221 shares of Common Stock.


ARTICLE IV

Miscellaneous

4.1  Adjustment in Number of Shares.
     In the event of any change in the number of outstanding shares of Common Stock by reason of any stock split, stock dividend, or other capital transaction, the Board of Directors shall determine, in its absolute discretion, whether such change equitably requires an adjustment in the aggregate number of shares of Common Stock which are the subject of an Award, but which have not yet been issued. If the Board of Directors determines that an adjustment is required, it shall make such adjustments as it deems appropriate. The Board of Directors shall not, however, award any fractional shares as a result of any adjustment made under this Section 4.1.

4.2  Non-Alienation of Benefits.
     No Award or other right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. Except with respect to any indebtedness owed by the Participant to the Corporation, no Award or other right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of any Participant. If any Participant hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any Award, right or benefit hereunder, then such Award, right or benefit shall, in the discretion of the Board of Directors, cease and, in such event, the Corporation may hold or apply the same or any part thereof for the benefit of the Participant, his or her spouse, children or other dependents, or any of them, in such manner and in such proportion as the Board of Directors may deem appropriate.

4.3  Effect of Plan.
     Neither the establishment of this Plan, the granting of any Award, nor the issuance of any shares of Common Stock thereunder, shall be construed as giving any employee, Participant, or any other person, any legal right, except as expressly provided herein, against the Corporation, its Subsidiaries, shareholders, directors or officers, or the Board of Directors. Nothing contained in this Plan shall be construed as a contract of employment between the Corporation (or its Subsidiaries) and any employee or Participant, as a right of any employee or Participant to be continued in the employ of the Corporation (or its Subsidiaries), or as a limitation on the right of the Corporation (or its Subsidiaries) to employ, discipline or discharge any employee or Participant. No Participant shall acquire any rights as a shareholder of the Corporation except to the extent that shares of Common Stock have been issued to him. The rights of any Participant shall be limited to the right to receive shares of Common Stock, if and when such shares become issuable under the terms and conditions of this Plan.

4.4  Withholding of Taxes.
     The Corporation shall have the right to deduct from any salary or bonuses payable to any Participant any and all income or payroll taxes required by law to be withheld from the compensation, whether in cash or shares of Common Stock, payable to such Participant.


ARTICLE V

Continuation and Amendment of Plan
5.1  Discontinuance of Plan.
     The continuation of this plan is not assumed as a contractual obligation of the Corporation, and the right is reserved to the Corporation, by action of its Board of Directors, to discontinue the Plan at any time. If the Plan shall be discontinued, no additional Awards shall be made under the Plan after the date of discontinuance, but the Plan shall continue to be operated in accordance with its terms, as they may hereafter be amended, with respect to any Awards made prior to the date of discontinuance.

5.2  Amendment.
     The Corporation, by action of its Board of Directors, shall have the right at any time, whether before or after discontinuance of the Plan, to amend all or any of the provisions of the Plan in any manner. Any such amendment may prohibit or postpone the issuance of any shares of Common Stock even though such shares may have become issuable after the effective date of the amendment pursuant to any Award granted before the effective date of the amendment.


ARTICLE VI

Acceptance
6.1  Acceptance of Plan.
     By accepting any Award, a Participant shall be deemed to have accepted all the terms and conditions of this Plan.

6.2  Transfer Restrictions.
     Each Participant upon receiving any shares of Common Stock shall represent in writing to the Corporation that, if such is the case, the Common Stock so acquired has not been registered under the Securities Act of 1933 or any state "Blue Sky" or securities law, that such Common Stock is not freely transferable and that such Common Stock cannot be offered, sold or transferred in whole or in part except in compliance with such laws. Such Participant shall also represent in writing that he is acquiring such Common Stock for his own account, without any intention to make an unregistered distribution thereof within the meaning of the Securities Act of 1933 and that any certificate representing such Common Stock shall bear an appropriate legend to such effect and the transfer agent for the Common Stock shall be instructed to enter suitable "stop-transfer" notations in its records to reflect the foregoing.

                                    EXHIBIT 1
                                       TO
                         2004 STOCK COMPENSATION PLAN #2

                                  ADA-ES, Inc.
                             STOCK OPTION AGREEMENT


     Stock Option Agreement made as of this 23rd day of August 2004 between ADA-ES, Inc., a Colorado corporation, (hereinafter called the "Company") and ______________________________________________, (hereinafter referred to as
"Holder").

     WHEREAS, Holder is an employee of the Company,

     WHEREAS, on August 23, 2004 the Company's Board of Directors approved the "ADA-ES, Inc. 2004 Executive Stock Option Plan" (the "SO Plan"),

     WHEREAS, on November 4, 2004 the Company's Board of Directors approved the "ADA-ES, Inc. Executive Compensation Plan" (the "Comp Plan"), and

     WHEREAS, on August 23, 2004 the Company's Board of Directors approved and specifically authorized the granting of the stock option hereinafter described as a continuing incentive for the services of Holder.

     NOW THEREFORE, in consideration of the premises, the mutual covenants, hereinafter set forth, and other good and valuable considerations, the Company and Holder agree as follows:

     1. The Company hereby grants to Holder, pursuant to the SO Plan and effective this date, as a matter of separate inducement and agreement, the Option to Purchase (hereinafter the "Option") no more than the aggregate of ______ shares of the Company's Common Stock, no par value, on the terms and conditions hereinafter set forth, at the purchase price of $8.60 per share. The number of shares eligible for exercise shall be further limited to the minimum and maximum vesting schedule set forth below, which schedule is subject to modification by the Compensation Committee and/or the Company's Board of Directors.

          (a) Vesting Schedule:

Period                                    Minimum                    Maximum
------                                -------              --------
Years ended 12/31/04 through '14  5% or _____ shares  20% or ______ shares

          (b) Exercise of the Option shall be governed by Section 10.4 of the SO Plan, a copy of which is attached hereto and made a part hereof.

          (c) To the extent not exercised, the remaining shares, to the extent they have vested, shall be exercisable, in whole or in part, at any time not later than December 31, 2015.

     2. (a) During the lifetime of Holder, the Option shall be exercisable only to the extent it has vested and only by Holder and any eligible transferee as set forth in the SO Plan.

          (b) If Holder shall die and not have fully exercised the Option, the Option, to the extent vested, may be exercised, subject to the provisions of
Section 13 of the SO Plan.

          (c) In the event that employment with the Company is terminated for any reason, any remaining shares which have vested and are eligible for exercise under the Option will expire within 30 days from the date of termination.

          (d) In the event that another company or individual acquires a 50% or greater interest in the Company, any remaining shares eligible for exercise under the Option will expire within 30 days from the date of such acquisition.

     3. Holder shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares.

     4. (a) Holder acknowledges that any purchase of stock under the Option shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such Option is registered under the Securities Act of 1933, as amended or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

          (b) Holder acknowledges that any subsequent sale of stock acquired under the Option is subject to the stock ownership provisions of the Comp Plan, a copy of which is attached hereto and made a part hereof, and agrees to abide by such provisions unless a written waiver is obtained from the Company's Compensation Committee and/or the Company's Board of Directors.

     5. The laws of the State of Colorado shall govern this agreement.

     6. Other applicable sections of the SO Plan not specifically set forth herein shall determine the remaining terms and conditions of the Option.

     7. This agreement shall inure to the benefit of and be binding upon each successor and assign of the Company as set forth in the SO Plan. All obligations imposed upon Holder and all rights granted to the Company, hereunder, in the Comp Plan and in the SO Plan shall be binding upon Holder's heirs, legal representatives and successors.

     IN WITNESS WHEREOF, the Company and Holder have caused this Stock Option Agreement to be executed as of this 23rd day of August 2004.


ADA-ES, Inc.

By:                                      Holder:


-------------------------------          ---------------------------
Michael D. Durham, President & CEO        (Name and Address)



Attest:


-------------------------------
Mark H. McKinnies, Chief Financial
Officer

                                    EXHIBIT 2
                                       TO
                  2004 ADA-ES, INC. STOCK COMPENSATION PLAN #2


                             STOCK OPTION AGREEMENT


     Stock Option Agreement made as of this 23rd day of August 2004 between ADA-ES, Inc., a Colorado corporation, (hereinafter called the "Company") and _____________________________________, (hereinafter referred to as "Holder").

     WHEREAS, Holder is an employee of the Company,

     WHEREAS, on February 21, 2003 the Company's Board of Directors approved the "ADA-ES, Inc. 2003 Stock Option Plan" (the "Plan"), and

     WHEREAS, on August 23, 2004 the Company's Board of Directors approved and specifically authorized the granting of the stock option hereinafter described as a continuing incentive for the services of Holder.

     NOW THEREFORE, in consideration of the premises, the mutual covenants, hereinafter set forth, and other good and valuable considerations, the Company and Holder agree as follows:

     1. The Company hereby grants to Holder, pursuant to the Plan and effective this date, as a matter of separate inducement and agreement, the Option to Purchase (hereinafter the "Option") no more than the aggregate of _______ shares of the Company's Common Stock, no par value, on the terms and conditions hereinafter set forth, at the purchase price of $8.60 per share. The number of shares eligible for exercise shall be further limited to the number of shares earned on a semi-annual basis through out the two calendar years ended December 31, 2006, based upon meeting specific objectives outlined in a separate agreement with the Holder's supervisor.

          (a) Exercise of the Option shall be governed by Section 11.4 of the Plan, a copy of which is attached hereto and made a part hereof.

          (b) To the extent not exercised, the remaining shares shall be exercisable, in whole or in part, at any time not later than August 22, 2014.

     2. (a) During the lifetime of Holder, the Option shall be exercisable only by Holder and any eligible transferee as set forth in the Plan..

          (b) If Holder shall die and not have fully exercised the Option, the Option may be exercised, subject to the provisions of Section 14 of the Plan.

          (c) In the event that employment with the Company is terminated for any reason, any remaining shares eligible for exercise under the Option will expire within 30 days from the date of termination.

          (d) In the event that another company or individual acquires a 50% or greater interest in the Company, any remaining shares eligible for exercise under the Option will expire within 30 days from the date of such acquisition.

     3. Holder shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares.

     4. Holder acknowledges that any purchase of stock under the Option shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such Option is registered under the Securities Act of 1933, as amended or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

     5. The laws of the State of Colorado shall govern this agreement.

     6. Other applicable sections of the Plan not specifically set forth herein shall determine the remaining terms and conditions of the Option.

     7. This agreement shall inure to the benefit of and be binding upon each successor and assign of the Company as set forth in the Plan. All obligations imposed upon Holder and all rights granted to the Company, hereunder and in the Plan shall be binding upon Holder's heirs, legal representatives and successors.

     IN WITNESS WHEREOF, the Company and Holder have caused this Stock Option Agreement to be executed as of this 23rd day of August 2004.


ADA-ES, Inc.                               Holder:

By:


----------------------------------         ------------------------------
Michael D. Durham, President & CEO         (Name and Address)


Attest:


-----------------------------------
Mark H McKinnies, Chief Financial Officer

                                    EXHIBIT 3
                                       TO
                  2004 ADA-ES, INC. STOCK COMPENSATION PLAN #2


                             STOCK OPTION AGREEMENT


     Stock Option Agreement made as of this 4th day of November 2004 between ADA-ES, Inc., a Colorado corporation, (hereinafter called the "Company") and _____________________________________, (hereinafter referred to as "Holder").

     WHEREAS, Holder is an employee of the Company,

     WHEREAS, on February 21, 2003 the Company's Board of Directors approved the "ADA-ES, Inc. 2003 Stock Option Plan" (the "Plan"), and

     WHEREAS, on November 4, 2004 the Company's Board of Directors approved and specifically authorized the granting of the stock option hereinafter described as a continuing incentive for the services of Holder.

     NOW THEREFORE, in consideration of the premises, the mutual covenants, hereinafter set forth, and other good and valuable considerations, the Company and Holder agree as follows:

     1. The Company hereby grants to Holder, pursuant to the Plan and effective this date, as a matter of separate inducement and agreement, the Option to Purchase (hereinafter the "Option") no more than the aggregate of _______ shares of the Company's Common Stock, no par value, on the terms and conditions hereinafter set forth, at the purchase price of $13.80 per share.

          (a) Exercise of the Option shall be governed by Section 11.4 of the Plan, a copy of which is attached hereto and made a part hereof.

          (b) To the extent not exercised, the remaining shares shall be exercisable, in whole or in part, at any time not later than November 3, 2014.

     2. (a) During the lifetime of Holder, the Option shall be exercisable only by Holder and any eligible transferee as set forth in the Plan..

          (b) If Holder shall die and not have fully exercised the Option, the Option may be exercised, subject to the provisions of Section 14 of the Plan.

          (c) In the event that employment with the Company is terminated for any reason, any remaining shares eligible for exercise under the Option will expire within 30 days from the date of termination.

          (d) In the event that another company or individual acquires a 50% or greater interest in the Company, any remaining shares eligible for exercise under the Option will expire within 30 days from the date of such acquisition.

     3. Holder shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares.

     4. (a) Holder acknowledges that any purchase of stock under the Option shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such Option is registered under the Securities Act of 1933, as amended or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

          (b) Holder acknowledges and agrees that any stock purchased under the Option may not be sold until after November 4, 2006 (a two-year period from the date of grant).

     5. The laws of the State of Colorado shall govern this agreement.

     6. Other applicable sections of the Plan not specifically set forth herein shall determine the remaining terms and conditions of the Option.

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     7. This agreement shall inure to the benefit of and be binding upon each successor and assign of the Company as set forth in the Plan. All obligations imposed upon Holder and all rights granted to the Company, hereunder and in the Plan shall be binding upon Holder's heirs, legal representatives and successors.

     IN WITNESS WHEREOF, the Company and Holder have caused this Stock Option Agreement to be executed as of this 4th day of November 2004.


ADA-ES, Inc.                               Holder:

By:


----------------------------------         ------------------------------
Michael D. Durham, President & CEO         (Name and Address)


Attest:


-----------------------------------
Mark H McKinnies, Chief Financial Officer







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

                                  ATTACHMENT 1
                         2004 STOCK COMPENSATION PLAN #2

                                  ADA-ES, Inc.

                        2004 EXECUTIVE STOCK OPTION PLAN


TABLE OF CONTENTS

1.    PURPOSE................................................................  1
2.    DEFINITIONS............................................................  1
3.    ADMINISTRATION.........................................................  3
3.1.  Committee..............................................................  3
3.2.  No Liability...........................................................  3
4.    STOCK..................................................................  3
5.    ELIGIBILITY............................................................  4
6.    EFFECTIVE DATE AND TERM................................................  4
6.1.  Effective Date.........................................................  4
6.2.  Term...................................................................  4
7.    GRANT OF OPTIONS.......................................................  4
8.    OPTION AGREEMENTS......................................................  4
9.    OPTION PRICE...........................................................  5
10.   TERM AND EXERCISE OF OPTIONS...........................................  5
10.1. Term...................................................................  5
10.2. Exercise by Optionee...................................................  5
10.3. Option Period and Limitations on Exercise..............................  5
10.4. Method of Exercise.....................................................  5
10.5. Parachute Limitations..................................................  6
11.   TRANSFERABILITY OF OPTIONS.............................................  7
11.1. Transferability of Options.............................................  7
11.2. Family Transfers.......................................................  7
12.   TERMINATION OF SERVICE RELATIONSHIP....................................  8
13.   RIGHTS IN THE EVENT OF DEATH OR DISABILITY.............................  8
13.1. Death..................................................................  9
13.2. Disability.............................................................  9
14.   USE OF PROCEEDS........................................................  9
15.   SECURITIES LAWS........................................................ 10
16.   EXCHANGE ACT: RULE 16b-3............................................... 10
16.1. General................................................................ 10
16.2. Compensation Committee................................................. 10
16.3. Restriction on Transfer of Stock....................................... 11
17.   AMENDMENT AND TERMINATION.............................................. 11
18.   EFFECT OF CHANGES IN CAPITALIZATION.................................... 11
18.1. Changes in Stock....................................................... 11
18.2. Reorganization With Corporation Surviving.............................. 12
18.3. Other Reorganizations; Sale of Assets or Stock......................... 12
18.4. Adjustments............................................................ 12
18.5. No Limitations on Corporation.......................................... 13
19.   WITHHOLDING............................................................ 13
20.   DISCLAIMER OF RIGHTS................................................... 13
21.   NONEXCLUSIVITY......................................................... 13
22.   GOVERNING LAWS......................................................... 13

ADA-ES, INC.
2004 Executive Stock Option Plan


     ADA-ES, INC., a Colorado corporation (the "Corporation"), sets forth herein the terms of the 2004 Executive Stock Option Plan (the "Plan") as follows:

1.   PURPOSE

     The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to continue in long-term service to the Corporation.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

          2.1 "Affiliate" means any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

          2.2 "Board" means the Board of Directors of the Corporation.

          2.3 "Cause" means, unless otherwise defined in an Option Agreement,
(i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Subsidiaries or Affiliates.

          2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.5 "Committee" means the Compensation Committee of the Board, which must consist of no fewer than two members of the Board and shall be appointed by the Board.

          2.6 "Corporation" means ADA-ES, INC.

          2.7 "Effective Date" means the date of adoption of the Plan by the Board.

          2.8 "Employer" means ADA-ES, INC. or a Subsidiary or Affiliate of the Corporation, which employs the designated recipient of an Option.

          2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

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          2.10 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing bid price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date (or on the Grant Date, if so specified by the Committee or the Board) or such other determination date or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, the Board in good faith shall determine Fair Market Value.

          2.11 "Grant Date" means the later of (i) August 23, 2004 and (ii) the date as of which the Optionee and the Corporation, Subsidiary or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

          2.12 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law, or sister-in-law, including adoptive relationships, of the Optionee, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons (or the Optionee) have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

          2.13 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.14 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

          2.15 "Optionee" means a person who holds an Option under the Plan.

          2.16 "Option Period" means the period during which Options may be exercised as defined in Section 10.

          2.17 "Option Price" means the purchase price for each share of Stock subject to an Option.

          2.18 "Plan" means the ADA-ES, INC. 2004 Executive Stock Option Plan.

          2.19 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.20 "Service Relationship" means the provision of bona fide services to the Corporation, a Subsidiary, or an Affiliate as an employee or consultant.

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

          2.21 "Stock" mean the shares of Common Stock, no par value, of the Corporation.

          2.22 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.

3.   ADMINISTRATION

3.1. Committee

          The Plan shall be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

3.2. No Liability

          No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

4.   STOCK

          The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The initial number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 200,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 18 hereof. If any Option or portion thereof is unearned, expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

5.   ELIGIBILITY

          Options may be granted under the Plan to (i) any executive officer of the Corporation, any Subsidiary, any Affiliate (including any such officer who is also a director of the Corporation, any Subsidiary, any Affiliate) or (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual may hold more than one Option, subject to such restrictions as are provided herein.

6.   EFFECTIVE DATE AND TERM

6.1. Effective Date

          The Plan shall become effective as of August 23, 2004, the date of adoption by the Board.

6.2. Term

          If not sooner terminated by the Board, the Plan shall terminate on the date 10 years after the effective date.

7.   GRANT OF OPTIONS

          Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine. Without limiting the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person is 60,000 shares, which number of shares is subject to adjustment as provided in Section 19 hereof.


8.   OPTION AGREEMENTS

          All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

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

9.   OPTION PRICE

          The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. The Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee.

10.  TERM AND EXERCISE OF OPTIONS

10.1. Term

          Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option.

10.2. Exercise by Optionee

          Only the Optionee receiving an Option or a transferee of an Option pursuant to Section 11 (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative, and in the case of the Optionee's death, the Optionee's estate) may exercise the Option.

10.3. Option Period and Limitations on Exercise

          Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

10.4. Method of Exercise

          An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock which, if acquired from the Company, have been owned by the Optionee no less than six
(6) months and which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (c) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (c); or (d) by a combination of the methods described in Sections 10.4(a), 10.4(b) and 10.4(c) hereof; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to

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

withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 18 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

10.5. Parachute Limitations

          Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any such Subsidiary) for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after- tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

11.  TRANSFERABILITY OF OPTIONS

11.1. Transferability of Options

          Except as provided in Section 11.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

11.2. Family Transfers.

          Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option to any Family Member; provided that subsequent transfers of transferred Options are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution; and, provided further, that, except with the consent of the Board or the Committee, there may be no consideration for any transfer made pursuant to this section. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of the Service Relationship of Sections 12 and 13 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 10.3.

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

12.  TERMINATION OF SERVICE RELATIONSHIP

          Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 21(e)(3) of the Code) of such Optionee or for Cause, any Option granted to an Optionee pursuant to the Plan shall continue to be exercisable only to the extent that it was exercisable immediately before such termination; provided, however, such Option shall terminate thirty (30) days after the date of such termination of Service Relationship, unless earlier terminated pursuant to Section 10.1 hereof, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided further, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, any Option granted to an Optionee pursuant to the Plan shall terminate and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of Service Relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, including without limitation this Section 12 and Section 13, unless otherwise provided in an Option Agreement, a termination of Service Relationship with the Corporation, a Subsidiary or an Affiliate shall not be deemed to occur if the Optionee immediately thereafter has a Service Relationship with the Corporation, any other Subsidiary or any other Affiliate.

13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

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

13.1. Death

          If an Optionee dies while in a Service Relationship with the Corporation, a Subsidiary or an Affiliate or within the period following the termination of such Service Relationship during which the Option is exercisable under Section 12 or 13.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10.3 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10.3 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to
Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

13.2. Disability

          If an Optionee terminates a Service Relationship with the Corporation, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10.3 hereof), at any time within one year after such termination of Service Relationship and prior to termination of the Option pursuant to Section 10.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of Service Relationship, whether or not such Option was exercisable immediately prior to such termination of Service Relationship; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.3 hereof), in the event of the termination of the Service Relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 10.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of a Service Relationship is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

14.  USE OF PROCEEDS

          The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

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

15.  SECURITIES LAWS

          The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.  EXCHANGE ACT: RULE 16b-3

16.1. General

          The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 16.2 hereof), be inoperative and void.

16.2. Compensation Committee

          The Committee appointed in accordance with Section 3.1 hereof shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.

16.3. Restriction on Transfer of Stock

          No director, officer or other "insider" of the Corporation subject to
Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.

17.  AMENDMENT AND TERMINATION

          The Board may, at any time and from time to time, suspend or terminate the Plan and make such changes in or additions to the Plan as it may deem proper, provided that, if and to the extent provided by applicable law or regulation, no such suspension or termination of, change in or addition to the Plan shall be made unless such suspension or termination of, or change in or addition to the Plan is authorized by the Company's stockholders. Except as permitted under Section 18 hereof, no suspension or termination of the Plan or any change in or addition to the Plan shall, without the consent of any Optionee who is adversely affected thereby, alter any Options previously granted to the Optionee pursuant to the Plan.

18.  EFFECT OF CHANGES IN CAPITALIZATION

18.1. Changes in Stock

          If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares issuable under the Plan and for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock of the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust (i) the number and kind of shares of Stock subject to outstanding Options and/or (ii) the exercise price of outstanding Options.

18.2. Reorganization With Corporation Surviving

          Subject to Section 18.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

18.3. Other Reorganizations; Sale of Assets or Stock

          Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10.3 hereof and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

18.4. Adjustments

          Adjustments under this Section 18 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

18.5. No Limitations on Corporation

          The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19.  WITHHOLDING

          The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

20.  DISCLAIMER OF RIGHTS

          No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation, any Subsidiary or any Affiliate, or to interfere in any way with the right and authority of the Corporation, any Subsidiary or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation, any Subsidiary or any Affiliate. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

21.  NONEXCLUSIVITY

          The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

22.  GOVERNING LAWS.

          The laws of the State of Colorado shall govern this Plan and all Options to be granted hereunder (but not including the choice of law rules thereof).


          IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan as of the 23rd day of August 2004 to evidence its adoption of this Plan.

                                        ADA-ES, INC.

                                        By: /s/ Michael D. Durham
                                        -----------------------------
                                        Michael D. Durham, President

PROXY                For an Annual Meeting of Stockholders of              PROXY
                                  ADA-ES, INC.
               Proxy Solicited on Behalf of the Board of Directors

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACES PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER.
IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTER COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING; PROVIDED, THAT IF THE UNDERSIGNED INDICATES AN AGAINST CHOICE FOR MATTER NO. 1 OR NO. 2 BELOW, THEN THIS PROXY MAY NOT BE VOTED FOR ANY ADJOURNMENT OF THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

NOTES:

1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder(s).

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado 80401, not less than forty-eight
(48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


The undersigned shareholder of ADA-ES, Inc. (the "Company") hereby appoints Michael D. Durham and Rollie J. Peterson or, failing them, Mark H. McKinnies as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the offices of the Company, 8100 SouthPark Way, Unit B, Littleton, Colorado on Thursday, May 12, 2005, at the hour of 9:00 a.m. (local time),and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTER:

1. FOR [ ] AGAINST [ ] ABSTAIN [ ] To approve the ADA-ES 2004 Stock Compensation
                                   Plan #2.

2. FOR [ ] AGAINST [ ] ABSTAIN [ ] To approve the ADA-ES, Inc. 2005 Directors'
                                   Compensation Plan.

3. FOR [ ] WITHELD [ ] Election of Directors.
                                   Nominees:
                                   Ramon E. Bisque
                                   Duane N. Bloom
                                   Michael D. Durham
                                   John W. Eaves
                                   Ronald B. Johnson
                                   Robert H. Lowdermilk
                                   Mark H. McKinnies
                                   Rollie J. Peterson
                                   Jeffrey C. Smith

   [ ] For all nominees, except the following:

---------------------------------------------


Dated this _____ day of ________________, 2005.


---------------------------------------------
Signature of Shareholder(s) (Please sign exactly as your name(s) appear on the mailing label below.)


---------------------------------------------
(Please print name of Shareholder[s])